DEPARTMENT OF THE TREASURY- BUREAU OF ALCOHOL, TOBACCO AND FIREARMS

                  LICENSE (18 U.S.C. Chapter 44)

<Seal of Bureau of
Alcohol, Tobacco
and Firearms appears
here>

    In accordance with the provisions of the Title I, Gun Control Act of 1968, and the regulations issued thereunder (27 CFR Part 178), you are licensed to engage in the business specified in this license, within the limitations of Chapter 44, Title 18, United States Code, and the regulations issued thereunder, until the expiration date shown. See WARNINGS and NOTICE on reverse.
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          Chief, F & E Licensing Center    License
Direct ATF                                 Number   5-75-220-08-1J-41795
Correspondence   BATF, PO BOX 2994         -----------------------------------
To               ATLANTA, GA 30301-2994    Expiration
                                           Date     SEPTEMBER 1, 2001
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            Licensed Premises:           2513 E LOOP 820 N
Name    GRIFFON USA INC                  FORT WORTH, TX 76118
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               08 - IMPORTER OF FIREARMS OTHER THAN DESTRUCTIVE DEVICES
Type of        R  AMMUNITION FOR FIREARMS OTHER THAN DESTRUCTIVE DEVICES
License        R  AMMUNITION OTHER THAN ARMOR PIERCING AMMUNITION
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Chief, F & E
Licensing Center       /s/ stamped signature (illegible) appears here
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Purchasing certification                  Licensee MAILING ADDRESS

I certify that this is a true copy of     GRIFFON USA INC
a license issued to me to engage in the   2513 E LOOP 820 N
business specified.                       FORT WORTH, TX
                                          76118

_____________________________________
    (Signature of Licensee)

The licensee named herein shall use a reproduction of this license to assist a transferor of firearms to verify the identity and the licensed status of the licensee as provided in 27 CFR Part 178. The signature on each reproduction must be an ORIGINAL signature.
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